SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549


	-----------------------

	AMENDMENT NO. 3 TO

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the

	Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 29, 1996


                    Response USA, INC.
		Exact name of registrant as specified in charter


       Delaware                  0-20770          52-1441922
(State or other jurisdiction   (Commission      (IRS Employer)
  	of incorporation)	           File Number)    	Identification No.)


  11-K Princess Road, Lawrenceville, NJ           08648
 (Address of principal executive offices)	     (Zip Code)


Registrant's telephone number,
including area code           (609) 896-4500



(Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

		On February 26, 1996, Response USA, Inc. (the "Company"), through its wholly-owned subsidiary, United Security Systems, Inc. ("USS"), completed the acquisition of all of the outstanding capital stock of MSG Security
Systems, Inc., a Pennsylvania corporation ("MSG"), in exchange for $404,070.60 (of which $60,160.59 was paid by the issuance of a promissory note bearing interest at the rate of 10% per annum, payable in August (30%), September
(30%) and October (40%) 1996). MSG is engaged in the installation, servicing and monitoring of electronic security systems. Substantially all of MSG's assets and liabilities except its monitoring accounts were retained by the former stockholders of MSG.

		On February 29, 1996, the Company, through USS, completed the acquisition of 1,853 electronic security monitoring and leasing accounts and related agreements and outstanding accounts receivable of Monitoring Acquisitions Corp., a Pennsylvania corporation ("MAC"). In consideration of the acquisition, the Company paid MAC $1,604,446.19 and issued and aggregate of 127,868 shares of the Company's common stock, with certain registration rights. The principal of MAC, Alan B. Lundy, also entered into a non-competition agreement with USS.

	EXHIBITS

Exhibit 1		Asset Purchase Agreement by and among Response USA,
           Inc., United Security Systems, Inc. and Monitoring
           Acquisitions Corp. (previously filed).

Exhibit 2		Stock Purchase Agreement by and among United Security
           Systems, Inc., Melvin S. Goldberg and Susan S. Goldberg (previously filed).

Exhibit 3		Financial Statements - Historical financial statements have
           previously been filed, pro forma financial information is
           filed herewith.








                                	EXHIBIT 3

                UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma combined statements of operations for the nine months ended March 31, 1996 and 1995, give effect to the Company's acquisition of MSG Security Systems, Inc. as of February 26, 1996 (MSG), and Monitoring Acquisition Corp. as of February 29, 1996 (MAC) as if such acquisitions had been completed at July 1, 1994. The historical information pertaining to MSG and MAC is for the period prior to its date of acquisition. The pro forma infor-mation is based on the historical financial statements of the Company, MSG and MAC, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The following unaudited pro forma combined balance sheet gives effect to the Company's acquisition of MSG and MAC as if such acquisitions had been completed at March 31, 1996. In the preparation of the pro forma combined balance sheet, the columns pertaining to MSG and MAC contain information as to the assets and the liabilities acquired as of their respective dates of acquisition.

These pro forma statements of operations may not be indicative of the results that actually would have occurred if the acquisitions had occurred on July 1, 1994.








                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1995
                                                        Historical                     Pro Forma
                                            --------------------------------- ----------------------------
                                              Response     MSG       MAC      Adjustments      Combined
                                            --------------------------------- ------------   -------------
    OPERATING REVENUES
     Product sales                           $3,785,543  $68,774                               $3,854,317
     Services                                 2,412,469  110,015     140,548                    2,663,032
     Finance and rentals                        745,243   23,625                                  768,868
                                            --------------------------------- ------------   -------------
                                              6,943,255  202,414     140,548            0       7,286,217
                                            --------------------------------- ------------   -------------
    COST OF REVENUES
     Product sales                            2,375,608   37,003                                2,412,611
     Services and rentals                       626,933   30,216      22,148      (19,451)(G)     659,846
                                            --------------------------------- ------------   -------------
                                              3,002,541   67,219      22,148      (19,451)      3,072,457
                                            --------------------------------- ------------   -------------
    GROSS PROFIT                              3,940,714  135,195     118,400       19,451       4,213,760
                                            --------------------------------- ------------   -------------
    OPERATING EXPENSES
     Selling, general and administrative      5,110,309  118,413      96,594                    5,325,316
     Depreciation and amortization              834,172    1,163      72,775      (72,775)(A)   1,037,488
                                                                                  202,153 (B)
     Termination benefits cost                 (392,699)                                         (392,699)
     Interest                                   703,356    1,310      69,838      (71,148)(C)   1,015,784
                                                                                  312,428 (D)
                                            --------------------------------- ------------   -------------
                                              6,255,138  120,886     239,207      370,658       6,985,889
                                            --------------------------------- ------------   -------------
    INCOME (LOSS) FROM OPERATIONS            (2,314,424)  14,309    (120,807)    (351,207)     (2,772,129)

    INTEREST INCOME                              33,082                  630      (16,120)(E)      17,592
                                            --------------------------------- ------------   -------------
    NET INCOME (LOSS) BEFORE INCOME TAXES    (2,281,342)  14,309    (120,177)    (367,327)     (2,754,537)

    INCOME TAXES                                           3,125                   (3,125)(F)           0
                                            --------------------------------- ------------   -------------
    NET INCOME (LOSS)                       ($2,281,342) $11,184   ($120,177)   ($364,202)    ($2,754,537)
                                            ================================= ============   =============

    LOSS PER COMMON SHARE                        ($4.00)                                           ($4.72)
                                            ============                                     =============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                                570,742                            12,787 (H)     583,529
                                            ============                      ============   =============


    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from MSG and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.


                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                 MARCH 31, 1996
                                                        Historical                   Pro Forma
                                            -------------------------------- ----------------------------
                                              Response     MSG       MAC     Adjustments      Combined
                                            -------------------------------- ------------   -------------
                     ASSETS
    CURRENT ASSETS
     Cash                                      $840,097   $1,635                  (1,635)(A)    $840,097
     Marketable securities                      118,750                                          118,750
     Accounts receivable                      1,839,400   19,727     55,920      (75,647)(A)   1,839,400
     Note receivable                             99,338                                           99,338
     Loan receivable                                                 60,000      (60,000)(A)
     Inventory                                  730,315    3,500                  (3,500)(A)     730,315
     Prepaid expenses and other
      current assets                            231,891      525                    (525)(A)     231,891
                                            -------------------------------- ------------   -------------
     Total current assets                     3,859,791   25,387    115,920     (141,307)      3,859,791
                                            -------------------------------- ------------   -------------
    MONITORING CONTRACT COSTS - Net of
     accumulated amortization                16,944,084           1,228,786   (1,228,786)(A)  16,944,084
                                            -------------------------------- ------------   -------------
    PROPERTY AND EQUIPMENT - Net of
     accumulated amortization and
     depreciation                             1,222,162    5,660                  (5,660)(A)   1,222,162
                                            -------------------------------- ------------   -------------
    OTHER ASSETS
     Accounts receivable                        341,648                                          341,648
     Note receivable                             85,142                                           85,142
     Deposits                                    32,535                                           32,535
     Organization costs                                                 570         (570)(A)
     Deferred financing costs - Net of
      accumulated amortization                  356,866                                          356,866
                                            -------------------------------- ------------   -------------
                                                816,191                 570         (570)        816,191
                                            -------------------------------- ------------   -------------
                                            $22,842,228  $31,047 $1,345,276  ($1,376,323)    $22,842,228
                                            ================================ ============   =============
      LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
     Current portion of long-term debt       $3,572,154  $40,000   $298,426    ($338,426)(A)  $3,572,154
     N/P - Related party                                            120,000     (120,000)(A)
     Accounts payable                           545,995    3,515                  (3,515)(A)     545,995
     Purchase holdbacks                         609,507                                          609,507
     Accrued expenses and other current
      liabilities                             1,281,165   15,997     36,283      (52,280)(A)   1,281,165
     Deferred revenue                         1,515,254   16,055     49,821      (65,876)(A)   1,515,254
                                            -------------------------------- ------------   -------------
     Total current liabilities                7,524,075   75,567    504,530     (580,097)      7,524,075
                                            -------------------------------- ------------   -------------
    LONG-TERM LIABILITIES - Net of current
      portion
     Long-term debt                          12,525,179             905,667     (905,667)(A)  12,525,179
     Purchase holdbacks                          72,619                                           72,619
     Deferred revenue                            10,252                                           10,252
                                            -------------------------------- ------------   -------------
                                             12,608,050             905,667     (905,667)     12,608,050
                                            -------------------------------- ------------   -------------
    STOCKHOLDERS' EQUITY
     Common stock                                15,516      100        500         (600)(A)      15,516
     Additional paid-in capital              14,513,160                                       14,513,160
     Unrealized holding loss on available-
      for-sale securities                      (174,593)                                        (174,593)
     Accumulated deficit                    (11,643,980) (44,620)   (65,421)     110,041 (A) (11,643,980)
                                            -------------------------------- ------------   -------------
                                              2,710,103  (44,520)   (64,921)     109,441       2,710,103
                                            -------------------------------- ------------   -------------
                                            $22,842,228  $31,047 $1,345,276  ($1,376,323)    $22,842,228
                                            ================================ ============   =============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
    (A) To reflect the acquisitions of MSG and MAC.














                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1996
                                                        Historical                   Pro Forma
                                            -------------------------------- ----------------------------
                                              Response     MSG       MAC     Adjustments      Combined
                                            -------------------------------- ------------   -------------
    OPERATING REVENUES
     Product sales                           $1,984,146  $38,015                              $2,022,161
     Services                                 4,689,132  113,810    332,820                    5,135,762
     Finance and rentals                      1,361,762   19,007                               1,380,769
                                            -------------------------------- ------------   -------------
                                              8,035,040  170,832    332,820                    8,538,692
                                            -------------------------------- ------------   -------------
    COST OF REVENUES
     Product sales                            1,409,579   22,441                               1,432,020
     Services and rentals                     1,098,089   25,058     53,900      (46,045)(G)   1,131,002
                                            -------------------------------- ------------   -------------
                                              2,507,668   47,499     53,900      (46,045)      2,563,022
                                            -------------------------------- ------------   -------------
    GROSS PROFIT                              5,527,372  123,333    278,920       46,045       5,975,670
                                            -------------------------------- ------------   -------------
    OPERATING EXPENSES
     Selling, general and administrative      4,329,022  116,762     50,068                    4,495,852
     Depreciation and amortization            1,602,071    1,162    100,357     (100,357)(A)   1,805,386
                                                                                 202,153 (B)
     Interest                                 2,282,864    1,300    114,116     (115,416)(C)   2,559,195
                                                                                 276,331 (D)
                                            -------------------------------- ------------   -------------
                                              8,213,957  119,224    264,541      262,711       8,860,433
                                            -------------------------------- ------------   -------------
    INCOME (LOSS) FROM OPERATIONS            (2,686,585)   4,109     14,379     (216,666)     (2,884,763)

    INTEREST INCOME                              18,512                           (6,829)(E)      11,683
                                            -------------------------------- ------------   -------------
    NET INCOME (LOSS) BEFORE INCOME TAXES    (2,668,073)   4,109     14,379     (223,495)     (2,873,080)

    INCOME TAXES                                             800                    (800)(F)
                                            -------------------------------- ------------   -------------
    NET LOSS                                ($2,668,073)  $3,309    $14,379    ($222,695)    ($2,873,080)
                                            ================================ ============   =============

    LOSS PER COMMON SHARE                        ($2.37)                                          ($2.32)
                                            ============                                    =============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                              1,123,536                          112,989 (H)   1,236,525
                                            ============                     ============   =============


    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from MSG and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.



                                SIGNATURE


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RESPONSE USA, INC.
                                          --------------------
                                              (registrant)

  Dated: May 30, 1996                  By:/s/RICHARD M. BROOKS
                                          --------------------
                                          Richard M. Brooks,
                                          President